                                                                    EXHIBIT 10.7


------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1. CONTRACT ID CODE           PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
                                                                                                                        1     2
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE       4. REQUISITION/PURCHASE REQ. NO.     5. PROJECT  NO.  (If applicable)
P00001                               See Block 16C           IDT500-0208-0100
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                     CODE    USZA22                7. ADMINISTERED BY (if other than item 6)     CODE     HQ0339
                                        ----------------------                                                    -----------------
U.S. SPECIAL OPERATIONS COMMAND
ATTN: SOAL-KB (J.S. THOMPSON)                                  DCMC SANTA ANA
2418 FLORIDA KEYS AVENUE                                       34 CIVIC CENTER PLAZA
MACDILL, AFB, FL. 33621-5316                                   PO BOX 12700
                                                               SANTA ANA, CA  92712-2700
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)       X         9A. AMENDMENT OF SOLICITATION NO.
                                                                                ------
IRVINE SENSORS CORPORATION
3001 REDHILL AVENUE
COSTA MESA, CA 92626-4629

                                                                                           -----------------------------------------
                                                                                            9B. DATED (SEE ITEM 11)

                                                                                           -----------------------------------------
                                                                                  X         10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                            USZA22-00-C-0013
----------------------------------------------------------------------------               -----------------------------------------
CODE                          FACILITY                                                      1OB. DATED (SEE ITEM 13
                                                                                            14 AUGUST 2000
------------------------------------------------------------------------------------------------------------------------------------
                              11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[_]  The above numbered solicitation is amended as set forth in Item 14.   The hour and date specified for receipt of Offers
                                                                                          [_]  is extended      is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a)  By completing Items 8 and 15, and returning _______ copies of the amendment, (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO
     THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
NO CHANGE

------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
  (x)     A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE IN THE CONTRACT
------
               ORDER NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
   X      B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, Appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
------------------------------------------------------------------------------------------------------------------------------------
          C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Public Law 102-564

------------------------------------------------------------------------------------------------------------------------------------
          D.   OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------

   E.     IMPORTANT:     Contractor       X is not       [_]       is required to sign this document and return  ______ copies to the issuing office.

------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
THE FOLLOWING ADMINISTRATIVE CHANGES ARE MADE TO THE CONTRACT:
ALL REFERENCES TO MR. STEVE OSMON'S DESIGNATION AS THE REQUIRING ACTIVITY
OFFICIAL (RAO) OR CONTRACTING OFFICER'S REPRESENTATIVE (COR) AS SHOWN ON PAGES 6, 7, 8, 9, AND 11 OF THE CONTRACT AND THE CDRL
ADDRESS LISTING ARE DELETED AND THE FOLLOWING IS SUBSTITUTED:

------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                     JOHN S. THOMPSON

------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                      15C. DATE SIGNED        16B. UNITED STATES OF AMERICA            16C. DATE SIGNED
                                                                                                               1 NOVEMBER 2000
                                                                      /s/ John S. Thompson
----------------------------------------                             --------------------------------------
(Signature of person authorized to sign)                             (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------

                                                       CONTRACT NO USZA22-C-0013
                                                                     Page 2 of 2


NAVAL SURFACE WARFARE CENTER-CRANE
ATTN: CODE 805E (MR. BRIAN K. TUSSEY)
BUILDING 3291
CRANE, IN 47522
EMAIL ADDRESS: tussey_b@crane.navy.mil
TELEPHONE: (812) 854-5870

         -------------------------------   --------------------------------------------     ---------------------------------------
                                             1. THIS CONTRACT IS A RATED ORDER              NG                       PAGE OF PAGES
           AWARD/CONTRACT                       UNDER DPAS (15 CFR 350)                            DO                  1     16
-----------------------------------------------------------------------------------------------------------------------------------
 2. CONTRACT (Proc. Inst. Ident.) NO.        3. EFFECTIVE DATE                  4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
 USZA22-00-C-0013                                   SEE BLOCK 20C               SEE SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
 5. ISSUED BY              CODE  USZA22                          6. ADMINISTERED BY (If other than item 5)     CODE  SO513A
                                --------------------------                                                          ---------------
U.S. SPECIAL OPERATIONS COMMAND                                  DCMC SANTA ANA
ATTN: SOAL-KB (MR. THOMPSON)                                     34 CIVIC CENTER PLAZA
7701 TAMPA POINT BLVD                                            P.O. BOX 12700
MACDILL AFB, FL 33621-531                                        SANTA ANA, CA 92712-2700

-----------------------------------------------------------------------------------------------------------------------------------
 7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP Code)   8. DELIVERY

          IRVINE SENSORS CORPORATION'                                                  [_]  FOB ORIGIN    [X]  OTHER (See below)
          3001 REDHILL AVENUE
          BUILDING #3                                                              -----------------------------------------------
          COSTA MESA, CA 92626-4629                                                  9. DISCOUNT FOR PROMPT PAYMENT
                                                                                                         NET/30

                                                                                    -----------------------------------------------
                                                                                     10. SUBMIT INVOICES             ITEM
                                                                                     (4 copies unless otherwise      SEE BLOCK 12
------------------------------------------------------------------------------------ specified) TO THE ADDRESS
CODE DUNS: 038058038             FACILITY CODE                                       SHOWN IN:
-----------------------------------------------------------------------------------------------------------------------------------
 11. SHIP TO/MARK FOR      CODE                                  12. PAYMENT WILL BE MADE BY                   CODE  HQ0339
                                 --------------------------                                                         ---------------
SEE SCHEDULE                                                     DFAS COLUMBUS CENTER
                                                                 WEST ENTITLEMENTS OPERATIONS
                                                                 P.O. BOX 182381
                                                                 COLUMBUS, OH 43218-2381
-----------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:    14. ACCOUNTING AND APPROPRIATION DATA
                                                                 SEE SCHEDULE
[_]  10 USC 2304(c) (        )     [_] 41 USC 253(c) (         )
-----------------------------------------------------------------------------------------------------------------------------------
   15A. ITEM NO.              15B. SUPPLIES/SERVICES                   15C.  QUANTITY    15D. UNIT   15E. UNIT PRICE   15F. AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
 SEE SECT B   SMALL BUSINESS INOVATIVE RESEARCH
              PROGRAM (SBIR), TOPIC SOCOM 99-003



              COST PLUS FIXED FEE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              15G. TOTAL AMOUNT OF CONTRACT           $ 748,708
-----------------------------------------------------------------------------------------------------------------------------------
                                                      16. TABLE OF CONTENTS
-----------------------------------------------------------------------------------------------------------------------------------
 (X)  SEC.           DESCRIPTION                     PAGE(S)  (X)  SEC.              DESCRIPTION                    PAGE(S)
-----------------------------------------------------------------------------------------------------------------------------------
              PART I - THE SCHEDULE                                               PART II - CONTRACT CLAUSES
-----------------------------------------------------------------------------------------------------------------------------------
       A  SOLICITATION/CONTRACT FORM                           X    I    CONTRACT CLAUSES                                13
-----------------------------------------------------------------------------------------------------------------------------------
  X    B  SUPPLIES OR SERVICES AND PRICES/COST           2-4        PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
-----------------------------------------------------------------------------------------------------------------------------------
  X    C  DESCRIPTION/SPECS/WORK STATEMENT                 4   X    J  LIST OF ATTACHMENTS                               16
-----------------------------------------------------------------------------------------------------------------------------------
  X    D  PACKAGING AND MARKING                            5              PART IV - REPRESENTATIONS AND INSTRUCTIONS
-----------------------------------------------------------------------------------------------------------------------------------
  X    E  INSPECTION AND ACCEPTANCE                      6-7            REPRESENTATIONS, CERTIFICATIONS AND
------------------------------------------------------------        K   OTHER STATEMENTS OF OFFERORS
  X    F  DELIVERIES OR PERFORMANCE                        7
-----------------------------------------------------------------------------------------------------------------------------------
  X    G  CONTRACT ADMINISTRATION DATA                  8-10        L   INSTRS., CONDS., AND NOTICES TO OFFERORS
------------------------------------------------------------------------------------------------------------------------------------
  X    H  SPECIAL CONTRACT REQUIREMENTS                   11        M   EVALUATION FACTORS FOR AWARD
-----------------------------------------------------------------------------------------------------------------------------------
                                  CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
-----------------------------------------------------------------------------------------------------------------------------------

  17. [X]      CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated
herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b)
the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

  18. [_]      AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number ________________________________, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b)
this award/contract. No further contractual document is necessary.

-----------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                                20A. NAME OF CONTRACTING OFFICER
     John J. Stuart, Jr.                                                    JOHN S. THOMPSON
     Chief Financial Officer
-----------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                     19C. DATE SIGNED               20B. UNITED STATES OF AMERICA           20C. DATE SIGNED
 IRVINE SENSORS CORPORATION                      08 AUG 00
BY /s/ John J. Stuart, Jr.                                                 BY /s/ John Thompson
-------------------------------------------                                ------------------------------------           14 AUG 00
   (Signature of person authorized to sign)                                 (Signature of Contracting Officer)
====================================================================================================================================

NSN  7540-01-152-8069                     26-107
PREVIOUS EDITION UNUSABLE   Form designed using PerForm Pro  STANDARD FORM 26
                                    software.                  (REV.4-85)
                                                              Prescribed by GSA
                                                              FAR (48 CFR)
                                                              53.214(a)

                                                                USZA22-00-C-0013
Name Of Offeror or Contractor                                    Page 2 of 16
Irvine Sensors Corporation






SECTION B: Supplies or Services and Prices




ITEM NO    Description supplies/services     QTY     U/M              AMOUNT
0001 SBIR Phase II SOCOM Topic 99-003 (Remote Sighting System for Weapons) The contractor shall provide all facilities, material, labor, and travel to conduct the research and development, testing, system demonstration/training, and prototyping in accordance with Irvine Sensors Corporation's, proposal entitled Day/Night Miniature
           Sighting System" dated 14 June 2000.

0001AA     Technical Data                      1      Lot   Estimated $31,819.00
                                                                      ----------
                                                                  Fee $ 2,212.00
           The contractor shall provide monthly progress status and management reports IAW CDRL A001.

0001AB     Technical Data                      1      Lot   Estimated $31,819.00
                                                                      ----------
                                                                      $ 2,212.00
           The contractor shall provide monthly progress status and management reports IAW CDRL A001.

0001AC     Technical Data                      1      Lot   Estimated $31,819.00
                                                                      ----------
                                                                  Fee $ 2,212.00
           The contractor shall provide monthly progress status and management reports IAW CDRL A001.

0001AD     Technical Data                      1      Lot   Estimated $31,819.00
                                                                      ----------
                                                                  Fee $ 2,212.00
           The contractor shall provide monthly progress status and management reports IAW CDRL A001.

0001AE     Technical Data                      1      Lot   Estimated $31,819.00
                                                                      ----------
                                                                  Fee $ 2,212.00
           The contractor shall provide monthly progress status and management reports IAW CDRL A001.

0001AF     Technical Data                      1      Lot   Estimated $31,819.00
                                                                      ----------
                                                                  Fee $ 2,212.00
           The contractor shall provide monthly progress status and management reports IAW CDRL A001.

0001AG     Technical Data                      1      Lot   Estimated $31,819.00
                                                                      ----------
                                                                  Fee $ 2,212.00
           The contractor shall provide monthly progress status and management reports IAW CDRL A001.

0001AH     Technical Data                      1      Lot   Estimated $31,819.00
                                                                      ----------
                                                                  Fee $ 2,212.00
           The contractor shall provide monthly progress status and management reports IAW CDRL A001.

0001AJ     Technical Data                      1      Lot   Estimated $31,819.00
                                                                      ----------
                                                                  Fee $ 2,212.00
           The contractor shall provide monthly progress status and management reports IAW CDRL A001.

--------------------------------------------------------------------------------
CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE
                      USZA22-00-C-0013                           3 Of 16
--------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR

Irvine Sensors Corpcontractororation
--------------------------------------------------------------------------------






0001AK     Technical Data                      1      Lot   Estimated $31,819.00
                                                                      ----------
                                                                  Fee $ 2,212.00
           The contractor shall provide monthly progress status and management reports IAW CDRL A001.

0001AL     Technical Data                      1      Lot   Estimated $31,819.00
                                                                      ----------
                                                                  Fee $ 2,212.00
           The contractor shall provide monthly progress status and management reports IAW CDRL A001.

0001AM     Technical Data                      1      Lot   Estimated $31,819.00
                                                                      ----------
                                                                  Fee $ 2,212.00
           The contractor shall provide monthly progress status and management reports IAW CDRL A001.

0001AN     Technical Data                      1      Lot   Estimated $31,819.00
                                                                      ----------
                                                                  Fee $ 2,212.00
           The contractor shall provide monthly progress status and management reports IAW CDRL A001.

0001AP     Technical Data                      1      Lot   Estimated $31,819.00
                                                                      ----------
                                                                  Fee $ 2,212.00
           The contractor shall provide monthly progress status and management reports IAW CDRL A001.

0001AQ     Technical Data                      1      Lot   Estimated $31,819.00
                                                                      ----------
                                                                  Fee $ 2,212.00
           The contractor shall provide monthly progress status and management reports IAW CDRL A001.

0001AR     Technical Data                      1      Lot   Estimated $31,819.00
                                                                      ----------
                                                                  Fee $ 2,212.00
           The contractor shall provide monthly progress status and management reports IAW CDRL A001.

0001AS     Technical Data                      1      Lot   Estimated $31,819.00
                                                                      ----------
                                                                  Fee $ 2,212.00
           The contractor shall provide monthly progress status and management reports IAW CDRL A001.

0001AT     Technical Data                      1      Lot   Estimated $31,819.00
                                                                      ----------
                                                                  Fee $ 2,212.00
           The contractor shall provide monthly progress status and management reports IAW CDRL A001.

0001AU     Technical Data                      1      Lot   Estimated $31,819.00
                                                                      ----------
                                                                  Fee $ 2,212.00
           The contractor shall provide monthly progress status and management reports IAW CDRL A001.

0001AV     Technical Data                      1      Lot   Estimated $31,819.00
                                                                      ----------
                                                                  Fee $ 2,212.00
           The contractor shall provide monthly progress status and management reports IAW CDRL A001.




--------------------------------------------------------------------------------

NSN 7540-01-152-8057            50336-101              OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

--------------------------------------------------------------------------------
CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE
                      USZA22-00-C-0013                           4 Of 16
--------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR

Irvine Sensors Corpcontractororation
--------------------------------------------------------------------------------






0001AW     Technical Data                      1      Lot   Estimated $31,831.00
                                                                      ----------
                                                                  Fee $ 2,212.00
           The contractor shall provide monthly progress status and management reports IAW CDRL A001.

0001AX     Technical Data                      1      Lot   Estimated $31,831.00
                                                                      ----------
                                                                  Fee $ 2,226.00
           The contractor shall provide monthly progress status and final report IAW CDRL A005.

0001AY     Technical Data                      1      Lot              NSP
           The contractor shall provide meeting agendas as required IAW CDRL
           A002.

0001AZ     Technical Data                      1      Lot              NSP
           The contractor shall provide meeting minutes/reports as required IAW CDRL A003.

0001BA     Technical Data                      1      Lot              NSP
           The contractor shall provide commercialization metrics reports IAW CDRL A004.

0002       Remote Weapons Sighting System
           Prototype 1                         1      Lot              NSP





SECTION C Descriptions and Specifications



C.1 Irvine Sensors Corp. shall conduct research for the development, testing, demonstration/training and prototyping of a Remote Weapons Sighting System in response to the Department of Defense Small Business Innovation Research (SBIR) Program entitled: Small Business Innovation Research Solicitation 99.1, released on 1 October 1998.

Topic Number and Title: SOCOM 99-003, Remote Weapons Sighting System which is hereby incorporated into the contract by reference.

C.2 The contractor shall submit the technical data requirements as outlined in Exhibits A001 thru A005 in Section J for the basic contract period. The final and all other reports resulting from this research effort will contain the following disclaimer on the cover of the reports: "The views, opinions, and findings contained in this report are those of the author(s) and should not be construed as an official Agency position, policy, or decision, unless so designated by other official documentation".


                               END OF SECTION C




--------------------------------------------------------------------------------

NSN 7540-01-152-8057            50336-101              OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

--------------------------------------------------------------------------------
CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE
                      USZA22-00-C-0013                           5 Of 16
--------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR

Irvine Sensors Corpcontractororation
--------------------------------------------------------------------------------



SECTION D Packaging and Marking

CLAUSES INCORPORATED BY FULL TEXT



52.204-4005    General Packaging and Marking Instructions F.O.B. Destination
               (1995)


All data and material to be shipped under this contract shall be packaged and packed to conform with carrier requirements per FAR Clause 52.247-34, F.O.B. Destination, incorporated by reference in the contract. The information on the outside of the package shall clearly state the shipping address, contract number, device number, and any other "MARK FOR" information required for easy identification without opening the package.





--------------------------------------------------------------------------------

NSN 7540-01-152-8057            50336-101              OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

================================================================================
CONTINUATION SHEET  REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE
                    USZA22-00-C-0013                             6 of 16
================================================================================
NAME OF OFFEROR OR CONTRACTOR

Irvine Sensors Corpcontractororation
================================================================================


SECTION E Inspection and Acceptance

CLAUSES INCORPORATED BY REFERENCE:

52.246-7  Inspection of Research and Development Fixed Price     AUG 1996
52.246-16 Responsibility For Supplies                            APR 1984

CLAUSES INCORPORATED BY FULL TEXT

52.205-4001    Government Inspection and Acceptance (1995)

Government inspection and acceptance shall be performed at destination by a Government Representative.

CLIN/SLIN           0001 and 0002

     WHEN:          CLIN0001 (Per individual CDRL item)
                    CLIN0002 (Upon Acceptance of data item A005).

    PLACE:          At Destination

       BY:          Contracting Officer Representative (COR)

52.205-4002         Material Inspection and Receiving Reports (1995)

RAO/COR Address:              Mr. Steven R. Osmon
                              Naval Warfare Surface Center
                              Code 805F
                              Bldg. 3291
                              Crane, IN 46522
                              Telephone: (812) 854-5349
                              E-mail: Osmon_S@crane.navy.mil.

Procurement Office Address:   USSOCOM
                              ATTN: SOAL-KB (Mr. John S. Thompson)
                              7701 Tampa Point Blvd
                              MacDill AFB, FL 33621-5323
                              Telephone: (813) 828-7077
                              E-mail: thompsj@socom.mil

Defense Finance Office:       DFAS-Columbus Center
                              West Entitlements Division
                              P.O. Box 182381
                              Columbus, OH 43218-2381

--------------------------------------------------------------------------------

NSN 7540-01-152-8057          50336-101                OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

================================================================================
CONTINUATION SHEET  REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE
                    USZA22-00-C-0013                             7 of 16
================================================================================
NAME OF OFFEROR OR CONTRACTOR

Irvine Sensors Corpcontractororation
================================================================================

DCMC Address:       DCMC Santa Ana
                    34 Civic Center Plaza
                    P.O. Box 12700
                    Santa Ana, CA. 92712-2700

Other:    USSOCOM
          ATTN: SOSB (Karen Pera)
          7701 Tampa Point Blvd
          MacDill AFB, FL 33621-5323

252.246-7000   MATERIAL INSPECTION AND RECEIVING REPORT (DEC 1991)

At the time of each delivery of supplies or services under this contract, the Contractor shall prepare and furnish to the Government a Material Inspection and Receiving Report in the manner and to the extent required by Appendix F, Material Inspection and Receiving Report, of the Defense FAR Supplement.

SECTION F Deliveries or Performance

CLAUSES INCORPORATED BY REFERENCE:

52.242-15 Alt I Stop-Work Order Alternate I            AUG 1989
52.242-17       Government Delay of Work               APR 1984
52.247-34       F.O.B. Destination                     NOV 1991

 CLAUSES INCORPORATED BY FULL TEXT

52.206-4002         Point of Delivery Without Options (1991)

The following conditions apply to requirement:

a.   Place of Delivery:  CLIN 0001 - Per Individual CDRL item

                         CLIN 0002 - Commander
                                     Naval Warfare Surface Center
                                     ATTN: Code 805F (Mr. Steven R. Osmon)
                                     Bldg. 3291
                                     Crane, IN 46522

b. Period of Performance: The total duration of this contract shall not exceed 22 months.

--------------------------------------------------------------------------------

NSN 7540-01-152-8057          50336-101                OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

================================================================================
CONTINUATION SHEET  REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE
                    USZA22-00-C-0013                             8 Of 16
================================================================================
NAME OF OFFEROR OR CONTRACTOR

Irvine Sensors Corpcontractororation
================================================================================


SECTION G Contract Administration Data

CLAUSES INCORPORATED BY FULL TEXT

52.207-4001  Instructions to Paying Office/Contract Administration (1991)

a.   The Contracting Office representative is:

     Name: Mr. John S. Thompson
     Organization Code:  USSOCOM/SOAL-KB (USZA22)
     Telephone No.: (813) 828-7077
     E-mail: thompsj@socom.mil

b.   Requiring Activity Official (RAO) or Contracting Officer Representative
     (COR):

     Name: Mr. Steven R. Osmon
     Organization Code 805F
     Telephone No.: (812) 854-5349
     E-mail: Osmon_S@crane.navy.mil

c. Payment will be made by the office designated in Block 12 of Standard Form 26, Block 25 of Standard Form 33, or Block 15 of DD Form 1155. For other type contracts the invoice should be forwarded directly to the designed paying office.

d. Payment to the contractor shall be mailed to the following address (if other than the address shown on SF-26, SF-33 or DD Form 1155):

     Name:

     Address:

     City, State, Zip Code:

--------------------------------------------------------------------------------

NSN 7540-01-152-8057          50336-101                OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

================================================================================
CONTINUATION SHEET  REFERENCE NO. OF DOCUMENT BEING CONTINUED  PAGE
                    USZA22-00-C-0013                           9 Of 16

================================================================================
NAME OF OFFEROR OF CONTRACTOR

Irvine Sensors Corpcontractororation
================================================================================



52.207-400     Accounting and Appropriation (1992)

Accounting and Appropriation Data:
        CLIN/SLIN:     0001 and 0002


     (1) ACRN: AA
     (2) Appropriation Number:  979/00400.5600 X69 52AC 66S275 DT0275 592
         662400
     (3) PR Number: IDT275-0208-0100
     (4) Amount: $21,000.00

     (1) ACRN: AB
     (2) Appropriation Number: 979/00400.1156 H09 52AC 605020 DT0500 592 662400
     (3) PR Number: IDT050-0208-0100
     (4) Amount: $231,971.00

     (1) ACRN: AC
     (2) Appropriation Number: 970/10400.5600 X60 52AC 610000 DT5000 592 662400
     (3) PR Number: IDT500-0208-0100
     (4) Amount: $495,737.00

52.207-4004      Distribution of Vouchers/Invoices (1994)

a. The contractor shall forward vouchers/invoices to the address below in a simultaneous mailing.

     (1) The original and six (6) copies to Defense Contract Audit Agency (DCAA) Office if a cost type contract, or to the Defense Finance Accounting Service (DFAS) office if other than cost contract. The cognizant
          address is:         Defense Contract Audit Agency
                              ATTN: Mr. Todd Pedersen
                              3 Hutton Center Drive
                              Suite 750
                              Santa Ana, CA. 92707

     (2) One copy to the Requiring Activity Official (RAO) or Contracting Officer Representative (COR):
                              Naval Surface Warfare Center - Crane
                              ATTN: Code 805F (Mr. Steven R. Osmon)
                              Building 3291
                              Crane, IN 47522

     (3)  One copy to the Contracting Officer:
                              U.S. Special Operations Command
                              Attn: SOAL-KB (Mr. John S. Thompson)
                              7701 Tampa Point Blvd
                              MacDill AFB, FL 33621-5323


--------------------------------------------------------------------------------

NSN 7540-01 152-8057            50336-101            OPTIONAL FORM 336A-(4-86)
                                                     Sponsored by GSA
                                                     FAR (48 CFR) 53.110

------------------  -------------------------------------------   --------------
CONTINUATION SHEET  REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE
                     USZA22-00-C-0013                             10 OF 16

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     (4)  One copy to the payment office:

                    DFAS Columbus center
                    West Entitlements Operations
                    P.O. Box 182381
                    Columbus, OH 43218-2381

     (5)  One copy to the contract administration office:
                    DCMC - Santa Ana
                    34 Civic Center Plaza
                    P.O. Box 12700
                    Santa Ana, CA. 92712-2700

b. Contract completion voucher will be forwarded by the DCAA Contract Auditor to the Defense Contract Management Command (DCMC) Administrative Contracting Officer (ACO), or to the PCO who signed this contract if no DCMC ACO has been designed, for approval and transmittal to the cognizant disbursing office.

c.   52.207-4002 Delay in Delivery (1991)

The cognizant Contracting Administration Office shall submit DLA Form 165, "Delay in Delivery," when required in accordance with FAR 42.1106(c) and DFARS 242.1106(b) and (c), to:
                    U.S. Special Operations Command
                    Attn: SOAL-KB
                    7701 Tampa Point Blvd
                    MacDill AFB, FL 33621-5323
                    PCO: Mr. John S. Thompson     Telephone: (813) 828-7077


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SECTION H Special Contract Requirements

CLAUSES INCORPORATED BY REFERENCE

CLAUSES INCORPORATED BY FULL TEXT

52.208-4025    New Releases

New releases pertaining to this requirement shall not be made without prior written approval of the PCO.

52.208-4002    Contracting Officer's Representative (COR) (1991)

a. The Contracting Officer may appoint one or more Government employees as Contracting Officer's Representatives (COR) for technical purposes applicable to this contract.

b. The appointment(s) shall be in writing, signed by the Contracting Officer, and shall set forth the authority granted to and limitations of the COR. The Contractor shall acknowledge receipt of appointment letters in writing and forward one signed copy back to the Contracting Officer. Such signing shall represent the Contractor's acknowledgment of the limited authority of the COR.

c. The Contracting Officer shall notify the Contractor in writing of any such changes or revocations of the COR appointed in paragraph b.

d The Contracting Officer's Representative is Mr. Steven R. Osmon, Telephone
(812) 854-5349.

52.208-4019    Telephone Communications Security Monitoring (1991)

All communications with DOD organizations are subject to communications security (COMSEC) review. Contractor personnel will be aware that telecommunications networks are continually subject to intercept by unfriendly intelligence organizations. The DOD has authorized the military departments to conduct
COMSEC monitoring and recording of telephone calls originating from, or terminating at, DOD organizations. Therefore, civilian contractor personnel are advised that any time they place a call to, or receive a call from, a military organization, they are subject to COMSEC procedures. The contractor will assume the responsibility for ensuring wide and frequent dissemiation of the above information to all employees dealing with DOD information.

52.208-4004    Constructive Change Orders (1991)

No verbal order, statement or conduct of the Contracting Officer, the authorized representative of the Contracting Officer, whether or not acting within the limits of his authority, or any other representative of the Government, shall constitute a change under the "Changes" clause of this contract or entitle the Contractor to an equitable adjustment of the contract price or delivery schedule under that or any other clause, unless such change is issued in writing and signed by the Contracting Office. No representative of the Contracting Officer shall be authorized to issue a written change order under the "Changes" clause of this contract. The Contractor shall be under no obligation to comply with any orders or directions not issued in writing and signed by the Contracting Officer.

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52.208-4030    Notice of Incorporation of Section K (1995)
Section K, Certification and Representation, of the solicitation will not be distributed with the contract, however, Section K is hereby incorporated by reference.

52.208-4032    Marketing of Technical Reports Potentially Disclosing Inventions
(1992)

Any report of either an interim nature or any final report not intended for public distribution which contains potentially patentable subject matter, shall have the following legend prominently displayed on its cover.

Notwithstanding any other legends marked hereon, this document contains information which the Government has a right, title or interest. Further distribution of this document to any non-governmental agency is prohibited without the written approval of the Director of Procurement, USSOCOM/SOAL-KB, 7701 Tampa Point Blvd. MacDill AFB, FL 33621-5323.

Key Personnel Requirements

a. Certain skilled experienced professional and/or technical personnel are essential for successful contractor accomplishment of the work to be performed under this contract. These are defined as "key personnel" and are those persons whose resumes were submitted for evaluation of the proposal. The contractor agrees that such personnel shall not be removed from the contract work or replaced without compliance with the following:

b. If one or more of the key personnel, for whatever reason becomes; or is expected to become, unavailable for work under this contract for a continuous period exceeding 30 work days, or is expected to devote substantially less effort to the work than indicated in the proposal or initially anticipated: the contractor shall, subject to the concurrence of the contracting officer or his authorized representative, promptly replace such personnel with personnel of at least substantially equal ability and qualifications.

c. All requests for approval of substitutions hereunder must be in writing and provide a detailed explanation of the circumstances necessitating the proposed substitutions. They must contain a complete resume of the proposed substitute, and any other information requested by the contracting officer or needed by him to approve or disapprove the proposed substitution. The contracting officer or his authorized representative, promptly notify the contractor of his approval in writing.

d. If the contracting officer determines that suitable and timely replacement of key personnel who have been reassigned, terminated or have otherwise become unavailable for the contract work is not reasonably forthcoming or that the resultant reduction of productive effort would be so substantial as to impair the successful completion of the Government, as appropriate, or the discretion of the contracting officer if he finds the contractor at fault for the condition, the contract price or fixed fee may be equitably adjusted downward to compensate the Government for any resultant delay, loss, or damage.

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NAME OF OFFEROR OR CONTRACTOR

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SECTION 1 Contract Clauses

CLAUSES INCORPORATED BY REFERENCE:

52.202-1  Definitions                                                                               OCT 1995
52.203-3  Gratuities                                                                                APR 1984
52.203-5  Covenant Against Contingent Fees                                                          APR 1984
52.203-6  Restrictions On Subcontractor Sales To The Government                                     JUL 1995
52.203-7  Anti-Kickback Procedures                                                                  JUL 1995
52.203-8  Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity          JAN 1997
52.203-10 Price Or Fee Adjustment For Illegal Or Improper Activity                                  JAN 1997
52.203-12 Limitation On Payments To Influence Certain Federal Transactions                          JUN 1997
52.204-2  Security Requirements                                                                     AUG 1996
52.204-4  Printing/Copying Double-Sided an Recycled Paper                                           JUN 1996
52.209-6  Protecting the Government's Interest When Subcontracting With Contractors Debarred,
          Suspended, or Proposed for Debarment                                                      JUN 1995
52.215-2  Audit and Records--Negotiation                                                            JUN 1999
52.215-10 Price Reduction for Defective Cost or Pricing Data -- Modifications                       OCT 1997
52.215-8  Order of precedence--Uniform Contract Format                                              OCT 1997
52.215-11 Price Reduction for Defective Cost or Pricing Data--Modifications                         OCT 1997
52.215-12 Subcontractor Cost or Pricing Data                                                        OCT 1997
52.215-13 Subcontractor Cost or Pricing Data--Modifications                                         OCT 1997
52.215-14 Integrity of Unit Prices                                                                  OCT 1997
52.215-15 Pension Adjustment and asset Revision                                                     DEC 1998
52.215-16 Facilities Capital cost of Money                                                          OCT 1997
52.215-18 Reversion of Adjustment of Plans for Post-Retirement Benefits Other Than Pension          OCT 1997
52.215-19 Notification of Ownership Changes                                                         OCT 1997
52.216-7  Allowable Cost and payment                                                                APR 1998
52.216-8  Fixed Fee                                                                                 MAR 1997
52.219-8  Utilization of Small Business Concerns                                                    OCT 1999
52.222-2  Payment For Overtime Premiums                                                             JUL 1990
52.222-1  Notice To The Government Of Labor Disputes                                                FEB 1997
52.222-4  Contract Work Hours and Saftey Standards Act -- Overtime Compensation                     JUL 1995
52.222-26 Equal Opportunity                                                                         FEB 1999
52.222-35 Affirmative Action For Disabled Veterans And Veterans of the Vietnam Era                  APR 1998
52.222-36 Affirmative Action For Workers with Disabilities                                          JUN 1998
52.222-37 Employment Reports On Disabled Veterans And Veterans Of The Vietnam Era                   JAN 1999
52.223-14 Toxic Chemical Release Reporting                                                          OCT 1996
52.227-1  Authorization and Consent                                                                 JUL 1985
52.227-2  Notice and Assistance Regarding Patent and Copyright Infringement                         AUG 1996
52.227-10 Filing of Patent Applications-Classified Subject Matter                                   APR 1984
52.227-11 Patent Rights--Retention By The Contractor (Short Form)                                   JUN 1997
52.227-14 Rights in data-General                                                                    JUN 1987

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
52.227-20      Rights in Data - SBIR Program                                                    MAR 1994
52.228-7       Insurance-Liability to Third Persons                                             MAR 1996
52.229-3       Federal, State And Local Taxes                                                   JAN 1991
52.229-5       Taxes--Contracts Performed in US Possessions or Puerto Rico                      APR 1984
52.232-1       Payments                                                                         APR 1984
52.232-2       Clean Air and Water                                                              APR 1984
52.232-6       Drug-Free Workplace                                                              JAN 1997
52.232-9       Limitation On Withholding Of Payment                                             APR 1984
52.232-17      Interest                                                                         JUN 1996
52.232-11      Extras                                                                           APR 1984
52.232-20      Limitation of Cost                                                               APR 1984
52.232-23      Assignment Of Claims                                                             JAN 1986
52.232-33      [Payment by] Electronic Funds Transfer [Central Contractor Registration]         MAY 1999
52.232-25      Prompt Payment                                                                   JUN 1997
52.232-34      [Payment by] Electronic Funds Transfer Payment--Other than Central               MAY 1999
               Contractor Registration
52.233-1       Disputes                                                                         DEC 1998
52.233-3       Protest After Award                                                              AUG 1996
52.242-1       Notice of Intent to Disallow Costs                                               APR 1984
52.242-3       Penalties for Unallowable Costs                                                  OCT 1995
52.242-12      Report of Shipment (RESHIP)                                                      JUL 1995
52.242-13      Bankruptcy                                                                       JUL 1995
52.242-4       Certification of Final Indirect Costs                                            JAN 1997
52.243-2       Changes--Cost-Reimbursement                                                      AUG 1987
52.243-2 Alt V - Alternate V                                                                    APR 1984
52.244-2       Subcontracts                                                                     AUG 1998
52.244-2       Subcontracts Alternate I                                                         AUG 1998
52.244-5       Competition in Subcontracting                                                    DEC 1996
52.245-5       Government Property (Cost-Reimbursement Contracts)                               JAN 1986
52.249-6       Termination (Cost-Reimbursement)                                                 SEP 1996
52.249-14      Excusable Delays                                                                 APR 1984

252.203-7001   Prohibition on Persons Convicted of Fraud or Other Defense Contract-             MAR 1999
               Related Felonies
52.253-1       Computer Generated Forms                                                         JAN 1991
252.204-7000   Disclosure Of Information                                                        DEC 1991
252.204-7002   Payment For Subline Items Not Separately  Priced                                 DEC 1991
252.204-7003   Control Of Government Personnel Work Product                                     APR 1992
252.209-7000   Acquisition From Subcontractors Subject To On-Site Inspection Under              NOV 1995
               The Intermediate Range Nuclear Forces (INF) Treaty
252.205-7000   Provisions Of Information To Cooperative Agreement Holders                       DEC 1991
252.215-7000   Pricing Adjustments                                                              DEC 1991
252.227-7016   Rights in Bid or Proposal Information                                            JUN 1995
252.227-7017   Identification and Assertion of Use, Release, or Disclosure Restrictions         JUN 1995
252.227-7018   Rights in Noncommercial Technical Data and Computer Software--Small              JUN 1995
               Business Innovation Research (SBIR) Program
252.227-7019   Validation of asserted restrictions--Computer software                           JUN 1995

=============================================================================================================

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
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
252.227-7028    Technical data or computer software previously delivered to the       JUN 1995
                government
252.227-7030    Technical Data--Withholding Of Payment                                 OCT 1988
252.227-7037    Validation of Restrictive Markings on Technical Data                   SEP 1999
252.227.7036    Declaration of Technical Data Conformity                               JAN 1997
252.227-7039    Patents-Reporting of Subject Inventions                                APR 1990
252.242-7000    Postaward Conference                                                   DEC 1991
252.231-7000    Supplemental Cost Principles                                           DEC 1991
252.243-7001    Pricing Of Contract Modifications                                      DEC 1991
252.243-7000    Engineering Change Proposals                                           SEP 1999
252.247-7024    Notification Of Transportation Of Supplies By Sea                      NOV 1995
252.247-7023    Transportation of Supplies by Sea                                      NOV 1995

  CLAUSES INCORPORATED BY FULL TEXT

  52.244-6  SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (OCT
            1998)

  (a) Definitions

  "Commercial item", as used in this clause, has the meaning contained in the clause at 52.202-1. Definitions.

  "Subcontract", as used in this clause, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

  (b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

  (c) Notwithstanding any other clause of this contract, the Contractor is not required to include any FAR provision or clause, other than those listed below to the extent they are applicable and as may be required to establish the reasonableness of prices under Part 15, in a subcontract at any tier for commercial items or commercial components:

  (1) 52.222-26, Equal Opportunity (FEB 1999);

  (2) 52.222-35, Affirmative Action for Disabled Veterans and Veterans of the
  Vietnam Era APR 1998;

  (3) 52.227-36, Affirmative Action for Workers with Disabilities (29 U.S.C.
  793); and

  (4) 52.247-64, Preference for Privately-Owned U.S.-Flagged Commercial Vessels
  (JUN 1997) (flow down not required for subcontracts awarded beginning May 1, 1996).

  52.252-2  CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

  This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the
  Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):
  http://farsite.hill.af.mil
  --------------------------

====================================================================================================

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
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NAME OF OFFEROR OR CONTRACTOR

Irvine Sensors Corpcontractororation
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SECTION J  List of Documents, Exhibits and Other Attachments.


EXHIBITS       DOCUMENTS                                  DATE          PAGES
   A           Contract Data Requirements List            31 July 00        1
               (DD Form 1423) for Contractors Progress
               Status, And Management Reports, Data
               Item A001

   A           Contract Data Requirements List            31 July 00        1
               (DD Form 1423) for Meeting Agendas
               Data item A002

   A           Contract Data Requirements List            31 July 00        1
               (DD Form 1423) for Meeting Minutes
               Data item A003

   A           Contract Data Requirements List            31 July 00        1
               (DD Form 1423 for Commercialization
               Metrics
               Data item A004

   A           Contract Data Requirements List            31 July 00        1
               (DD Form 1423) for Final Report
               Data item A005

==============================================================================================================